                                                                    EXHIBIT 99.1

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                   (UNAUDITED)             (UNAUDITED)
                                                                  JULY 31, 2000           JUNE 30, 2000
                                                                    CONTINUING              CONTINUING
                                                                    OPERATIONS              OPERATIONS             CHANGE
                                                                ---------------------------------------------------------------
 CURRENT ASSETS
 Cash                                                                        337,389            372,469            (35,080)
 Restricted cash held in escrow                                                    -                  -                  -

 Accounts receivable
   A/R--Florida supplemental                                                       -                  -                  -
   Allowance for doubtful accounts                                                 -                  -                  -
                                                                -----------------------------------------------------------
     Accounts receivable, net                                                      -                  -                  -
                                                                -----------------------------------------------------------

 Prepaid expenses                                                             65,222             75,327            (10,105)
                                                                -----------------------------------------------------------
 TOTAL CURRENT ASSETS                                                        402,611            447,796            (45,185)
                                                                -----------------------------------------------------------

 Investment & Intercompany in Subsidiaires                                74,375,431         74,375,431                  -
                                                                -----------------------------------------------------------
TOTAL ASSETS                                                             74,778,042         74,823,227            (45,185)
                                                                ===========================================================

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                            2,098              2,098                  -
   Line of Credit with GMAC                                               10,453,434         10,350,085            103,349
   Transfer of Pre-petition preference collections from vendors           (1,006,152)          (997,252)            (8,900)
                                                                -----------------------------------------------------------
   Line of Credit with GMAC, net of pre-petition preferences               9,447,282          9,352,833             94,449
   Accrued expenses, excluding bankruptcy costs                               28,088             28,088                  -
   Accrued bankruptcy costs                                                1,195,861          1,195,861                  -
   Estimated claims against cash held in escrow                                    -                  -                  -
   Intercompany - GMAC                                                      (142,163)          (142,163)                 -
                                                                -----------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                                  10,531,166         10,436,717             94,449
 Intercompany Notes Payable                                                                                              -
 Pre Petition Preference collections from vendors                          1,006,152            997,252              8,900
 Pre Petition Liabilities                                                  3,606,863          3,606,863                  -
 Pre Petition Estimated Construction Claims                                        -                  -                  -
                                                                -----------------------------------------------------------
   TOTAL LIABILITIES                                                      15,144,181         15,040,832            103,349
                                                                -----------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                         121,289            121,289                  -
 Additional paid in capital                                              127,234,871        127,234,871                  -
 Treasury Stock A-P-I-C                                                     (562,506)          (562,506)                 -
 Retained earnings - prior                                               (49,321,103)       (49,321,103)                 -
 Y-T-D net income pre petition                                            (2,399,934)        (2,399,934)                 -
 Y-T-D net income post petition                                          (15,438,756)       (15,290,222)          (148,534)
                                                                -----------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                             59,633,861         59,782,395           (148,534)
                                                                -----------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                 74,778,042         74,823,227            (45,185)
                                                                ===========================================================


                                                                    (UNAUDITED)              (UNAUDITED)
                                                                   JULY 31, 2000            JUNE 30, 2000
                                                                    DISCONTINUED             DISCONTINUED
                                                                      OPERATIONS               OPERATIONS           CHANGE
                                                                   ---------------------------------------------------------
 CURRENT ASSETS
 Cash                                                                          -                        -                 -
 Restricted cash held in escrow                                        2,740,668                2,738,643             2,025

 Accounts receivable
   A/R--Florida supplemental                                           1,229,656                1,229,656                 -
   Allowance for doubtful accounts                                    (1,229,656)              (1,229,656)                -
                                                                ------------------------------------------------------------
     Accounts receivable, net                                                  -                        -                 -
                                                                ------------------------------------------------------------

 Prepaid expenses                                                              -                        -                 -
                                                                ------------------------------------------------------------
 TOTAL CURRENT ASSETS                                                  2,740,668                2,736,685             2,025
                                                                ------------------------------------------------------------

 Investment & Intercompany in Subsidiaires                                     -                        -                 -
                                                                ------------------------------------------------------------
 TOTAL ASSETS                                                          2,740,668                2,736,685             2,025
                                                                ============================================================

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                            -                        -                 -
   Line of Credit with GMAC                                                                                               -
   Transfer of Pre-petition preference collections from vendors                                                           -
                                                                ------------------------------------------------------------
   Line of Credit with GMAC, net of pre-petition preferences                   -                        -                 -
   Accrued expenses, excluding bankruptcy costs                           69,976                   69,976                 -
   Accrued bankruptcy costs                                                    -                        -                 -
   Estimated claims against cash held in escrow                        2,740,614                2,738,589             2,025
   Intercompany - GMAC                                                   142,163                  142,163                 -
                                                                ------------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                               2,952,753                2,948,770             2,025
 Intercompany Notes Payable                                           12,246,983               12,246,983                 -
 Pre Petition Preference collections from vendors                                                                         -
 Pre Petition Liabilities                                             11,809,400               11,809,400                 -
 Pre Petition Estimated Construction Claims                            1,800,000                1,800,000                 -
                                                                ------------------------------------------------------------
   TOTAL LIABILITIES                                                  28,809,136               28,805,153             3,983
                                                                ------------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                   5,454,120                5,454,120                 -
 Additional paid in capital                                           53,904,684               53,904,684                 -
 Treasury Stock A-P-I-C                                                        -                        -                 -
 Retained earnings - prior                                           (62,684,343)             (62,684,343)                -
 Y-T-D net income pre petition                                          (950,442)                (950,442)                -
 Y-T-D net income post petition                                      (21,792,487)             (21,792,487)                -
                                                                ------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                        (26,068,468)             (26,068,468)                -
                                                                ------------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                              2,740,668                2,736,685             3,983
                                                                ============================================================

          See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                  (UNAUDITED)                 (UNAUDITED)
                                                                 JULY 31, 2000               JUNE 30, 2000
                                                                    COMBINED                    COMBINED
                                                                     FINAL                       FINAL              CHANGE
                                                                 ----------------------------------------------------------
 CURRENT ASSETS
 Cash                                                                   337,389                   372,469          (35,080)
 Restricted cash held in escrow                                       2,740,668                 2,736,685            3,983

 Accounts receivable
   A/R--Florida supplemental                                          1,229,656                 1,229,656                -
   Allowance for doubtful accounts                                   (1,229,656)               (1,229,656)               -
                                                                 ----------------------------------------------------------
     Accounts receivable, net                                                 -                         -                -
                                                                 ----------------------------------------------------------

 Prepaid expenses                                                        65,222                    75,327          (10,105)
                                                                 ----------------------------------------------------------
 TOTAL CURRENT ASSETS                                                 3,143,279                 3,184,481          (41,202)
                                                                 ----------------------------------------------------------

 Investment & Intercompany in Subsidiaires                                    -                         -                -
                                                                 ----------------------------------------------------------
 TOTAL ASSETS                                                         3,143,279                 3,184,481          (41,202)
                                                                 ==========================================================

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                       2,098                     2,098                -
   Line of Credit with GMAC                                          10,453,434                10,350,085          103,349
   Transfer of Pre-petition preference collections from vendors      (1,006,152)                 (997,252)          (8,900)
                                                                 ----------------------------------------------------------
   Line of Credit with GMAC, net of pre-petition preferences          9,447,282                 9,352,833           94,449
   Accrued expenses, excluding bankruptcy costs                          98,064                    98,064                -
   Accrued bankruptcy costs                                           1,195,861                 1,195,861                -
   Estimated claims against cash held in escrow                       2,740,614                 2,736,631            3,983
   Intercompany - GMAC                                                        -                         -                -
                                                                 ----------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                             13,483,919                13,385,487           98,432
 Intercompany Notes Payable                                                   -                         -                -
 Pre Petition Preference collections from vendors                     1,006,152                   997,252            8,900
 Pre Petition Liabilities                                            15,416,263                15,416,263                -
 Pre Petition Estimated Construction Claims                           1,800,000                 1,800,000                -
                                                                 ----------------------------------------------------------
   TOTAL LIABILITIES                                                 31,706,334                31,599,002          107,332
                                                                 ----------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                    121,289                   121,289                -
 Additional paid in capital                                         124,465,227               124,465,227                -
 Treasury Stock A-P-I-C                                                (562,506)                 (562,506)               -
 Retained earnings - prior                                         (112,005,446)             (112,005,446)               -
 Y-T-D net income pre petition                                       (3,350,376)               (3,350,376)               -
 Y-T-D net income post petition                                     (37,231,243)              (37,082,709)        (148,534)
                                                                 ----------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                       (28,563,055)              (28,414,521)        (148,534)
                                                                 ----------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                             3,143,279                 3,184,481          (41,202)
                                                                 ==========================================================

          See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                       (UNAUDITED)       (UNAUDITED)                    (UNAUDITED)     (UNAUDITED)
                                       MONTH ENDED       MONTH ENDED                    MONTH ENDED     MONTH ENDED
                                      JULY 31, 2000     JUNE 30, 2000                  JULY 31, 2000   JUNE 30, 2000
                                        CONTINUING       CONTINUING                     DISCONTINUED   DISCONTINUED
                                        OPERATIONS       OPERATIONS       CHANGE         OPERATIONS     OPERATIONS        CHANGE
                                     -----------------------------------------------  ---------------------------------------------
 Sales                                              -                 -           -                  -               -            -
 Cost of Sales                                      -                 -           -                  -               -            -
                                     -----------------------------------------------  ---------------------------------------------
     Gross Profit                                   -                 -           -                  -               -            -

 Selling, General, and Administrative          43,992            33,065      10,927                  -               -            -
                                     -----------------------------------------------  ---------------------------------------------

 Loss From Operations                         (43,992)          (33,065)    (10,927)                 -               -            -

 Other Income(Expense):
   Interest Expense                           (98,073)          (98,973)        900                  -                            -
   Other Expense                                    -                 -           -                  -         (71,219)      71,219
                                     -----------------------------------------------  ---------------------------------------------
     Total Other Expense                      (98,073)          (98,973)        900                  -         (71,219)      71,219
 Net Loss Before Bankruptcy
        Administrative Expenses              (142,065)         (132,038)    (10,027)                 -         (71,219)      71,219
 Bankruptcy Administrative Expenses            (6,469)          (10,890)      4,421                  -               -            -
                                     -----------------------------------------------  ---------------------------------------------
 Net Loss                                    (148,534)         (142,928)     (5,606)                 -         (71,219)      71,219
                                     ===============================================  =============================================

          See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                                (UNAUDITED)        (UNAUDITED)
                                                MONTH ENDED        MONTH ENDED
                                               JULY 31, 2000      JUNE 30, 2000
                                                 COMBINED            COMBINED
                                                   FINAL              FINAL             CHANGE
                                           ---------------------------------------------------------
 Sales                                                        -                  -                -
 Cost of Sales                                                -                  -                -
                                           ---------------------------------------------------------
     Gross Profit                                             -                  -                -

 Selling, General, and Administrative                    43,992             33,065           10,927
                                           ---------------------------------------------------------

 Loss From Operations                                   (43,992)           (33,065)         (10,927)

 Other Income(Expense):
   Interest Expense                                     (98,073)           (98,973)             900
   Other Expense                                              -            (71,219)          71,219
                                           ---------------------------------------------------------
     Total Other Expense                                (98,073)          (170,192)          72,119
 Net Loss Before Bankruptcy
        Administrative Expenses                        (142,065)          (203,257)          61,192
 Bankruptcy Administrative Expenses                      (6,469)           (10,890)           4,421
                                           ---------------------------------------------------------
 Net Loss                                              (148,534)          (214,147)          65,613
                                           =========================================================

          See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                             (UNAUDITED)               (UNAUDITED)
                                                             MONTH ENDED               MONTH ENDED
                                                            JULY 31, 2000             JUNE 30, 2000                 CHANGE
                                                           ----------------------    ---------------------    --------------------
Cash flows from operating activities:
  Net loss                                                             ($148,534)               ($214,147)                $65,613

    Change in certain assets & liabilities:
    (Increase) decrease in:
      Prepaids & other assets                                             10,105                   13,799                  (3,694)
     Increase (decrease) in:
      Accounts payable                                                         0                   (1,408)                  1,408
      Accrued expenses                                                         0                  (22,906)                 22,906
      Other assets and liabilities, net                                        0                   20,807                 (20,807)
                                                           ----------------------    ---------------------    --------------------
        Total adjustments                                                 10,105                   10,292                    (187)
                                                           ----------------------    ---------------------    --------------------
        Net cash provided by (used in) operating activities             (138,429)                (203,855)                 65,426

Cash flows from investing activities :
     Proceeds from sale of equipment                                           0                        0                       0
     Additions to property and equipment                                       0                        0                       0
                                                           ----------------------    ---------------------    --------------------
       Net cash provided by (used in) investing activities                     0                        0                       0

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                    103,349                  124,854                 (21,505)
  Proceeds from pre-petition preference payment receipts                   8,900                        0                   8,900
  (Reduction) Increase of pre-petition liabilities                        (8,900)                       0                  (8,900)
                                                           ----------------------    ---------------------    --------------------
      Net cash provided by (used in) financing activities                103,349                  124,854                 (21,505)
                                                           ----------------------    ---------------------    --------------------
Net decrease in cash                                                     (35,080)                 (79,001)                 43,921

CASH AT BEGINNING OF PERIOD                                              372,469                  451,470                 (79,001)
                                                           ----------------------    ---------------------    --------------------

CASH AT END OF PERIOD                                                   $337,389                 $372,469                ($35,080)
                                                           ======================    =====================    ====================

          See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
July 31, 2000 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is un-audited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


GMAC Credit Corporation
As of July 31, 2000, the Company's borrowings from GMAC Credit Corporation ("GMACCC") were $10,453,434.


Accounts Receivable
Accounts receivable recorded on the Discontinued Operation's balance sheet of $1.2 million represents Florida Supplemental balances. The amount is fully reserved.


Pre-Petition Preference Receipts
Beginning in June 1999, Omega began collecting pre-petition preferences that are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of July 2000 and total collections since June 1999 were $8,900, and $1,006,152, respectively.